UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.__)

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Section 240.14a-12

TWO ROADS SHARED TRUST

(Name of Registrant as Specified In Its Charter)

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TWO ROADS SHARED TRUST

Anfield Universal Fixed Income Fund

____________________

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

____________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held June 25, 2014

Dear Shareholder:

I am writing to inform you of the upcoming SPECIAL MEETING of SHAREHOLDERS (the “Meeting”) of the Two Roads Shared Trust to be held on June 25, 2014, beginning at 10:00 a.m. EST. At the Meeting, you will be asked to approve a new investment advisory agreement on behalf of the Anfield Universal Fixed Income Fund (the “Fund”).

On March 1, 2014, Anfield Capital Management, LLC (“Anfield”) assumed the Fund’s investment advisory responsibilities after the Fund’s prior investment adviser, Belvedere Asset Management, LLC, resigned to pursue other investment management endeavors. Since the Fund’s inception, Anfield has managed the Fund’s investment portfolio on a day-to-day basis as the Fund’s sub-adviser. In addition, Anfield’s co-owner transferred his ownership interest in Anfield, which may be viewed as a change in control of Anfield. In both of these cases, federal law requires shareholder approval of a new investment advisory agreement (the “Successor Agreement”) between the Fund and Anfield.

As discussed in the Proxy Statement accompanying this letter, the Fund’s Board of Trustees recommends that you approve the Successor Agreement and vote “FOR” the proposal. A proxy card has been included with the Proxy Statement. In seeking your approval, I want to assure you that the approval of the Successor Agreement would not result in any changes to our team, our processes, or our investments.

Please review the accompanying Proxy Statement and vote on the Internet, by phone or by mail today.

We appreciate your attention to this matter as well as your continued support.

Sincerely,

Richard A. Malinowski, Esq.

Secretary of the Trust

PLEASE PROMPTLY SIGN AND MAIL THE ACCOMPANYING PROXY CARD(S) IN THE ENCLOSED RETURN ENVELOPE.

IMPORTANT INFORMATION

Q.  Why am I receiving this proxy statement?

On March 1, 2014, Anfield Capital Management, LLC (“Anfield”) assumed the Fund’s investment advisory responsibilities pursuant to an interim investment advisory agreement (“Interim Agreement”) after the Fund’s prior investment adviser, Belvedere Asset Management, LLC, resigned to pursue other investment management endeavors. The Fund’s Board of Trustees (the “Board”) approved the Interim Agreement on February 21, 2014, as permitted by federal law. The Interim Agreement has the same terms and conditions as the Fund’s prior investment advisory agreement, except the Interim Agreement has lower fees and a limited term of 150 days. In addition, Anfield’s co-owner transferred his ownership interest in Anfield, which may be viewed as a change in control of Anfield.

In both of these cases, federal law requires shareholder approval of a new investment advisory agreement.  On February 21, 2014, the Board approved a new investment advisory agreement (the “Successor Agreement”) between the Fund and Anfield, subject to shareholder approval. The Successor Agreement has the same terms and conditions as the Fund’s prior investment advisory agreement, except the Successor Agreement has lower fees.

Q.  How will these changes affect my account with the Fund?

These changes will not affect your account, except your advisory fees will be lower. Since the Fund’s inception, Anfield has managed the Fund’s investment portfolio on a day-to-day basis as the Fund’s sub-adviser. You can expect Anfield to provide the same level of management expertise and quality shareholder service as the Fund’s investment adviser.  There will be no change in the Fund’s investment strategy or risk profile as a result of the change in investment adviser.

Q.  Will the advisory fee rate change as a result of the Successor Agreement?

The advisory fees will be lower compared to the advisory fees pursuant to the Fund’s prior investment advisory agreement.  The Fund’s former investment adviser was entitled to receive an annual fee equal to 0.95% of the Fund’s average daily net assets.  However, under the Interim Agreement, Anfield is currently entitled to receive an annual fee equal to 0.80% of the Fund’s average daily net assets and would be entitled to receive the same rate under the Successor Agreement.  In addition, Anfield has contractually agreed to waive a portion of its advisory fee in the amount of 0.05% of the Fund’s average daily net assets for at least one year following the effective date of the Fund’s registration statement, subject to possible recoupment from the Fund in future years on a rolling three year basis.

Q.  Will the Fund pay for the proxy solicitation and related legal costs?

The Fund and Anfield will equally share the cost of the proxy solicitation and related legal costs.

Q.  What will happen if shareholders of the Fund do not approve the Successor Agreement?

If shareholders of the Fund do not approve the Successor Agreement, the Fund’s Interim Agreement with Anfield will terminate and the Board will consider other alternatives and will make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund, including (without limitation) the recommendation of one or more other advisers, subject to approval by the Board and Fund shareholders.

Q.  I only have a few shares – does my vote matter?

Your vote is important. If many shareholders choose not to vote, the Fund may not receive enough votes to reach a quorum to hold the shareholder meeting. If it appears that there will not be a quorum, the Fund would have to send additional mailings or otherwise solicit shareholders to try to obtain more votes.

Q.  What is the deadline for submitting my vote?

We encourage you to vote as soon as possible to ensure that the Fund receives enough votes to act on the proposal. Unless you attend the meeting to vote in person, your vote must be received prior to the start of the meeting on June 25, 2014.

Q.  Am I eligible to vote?

You are eligible to vote on the proposal if you owned shares of the Fund at the close of business on May 8, 2014 (the “Record Date”), even if you have since sold those shares.

Q.  How can I vote?

You may vote in one of four ways:

1.

By Internet. Please follow the instructions on your proxy card.

2.

By telephone, with a toll-free call to the phone number indicated on the proxy card.

3.

By mailing in your proxy card.

4.

In person at the shareholder meeting  at the offices of the Trust’s administrator Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

We encourage you to vote via the Internet or telephone using the control number on your proxy card and following the simple instructions because these methods result in the most efficient means of transmitting your vote and reduce the need for the Fund to conduct follow-up solicitations. If you would like to change your previous vote, you may vote again using any of the above methods.

Q.  How should I sign the proxy card?

You should sign your name exactly as it appears on the proxy card. Unless you have instructed us otherwise, either owner of a joint account may sign the proxy card, but again, the owner must sign his or her name exactly as it appears on the card. The proxy card for accounts of which the signer is not the owner should be signed in a way that indicates the signer’s authority (e.g., “John Doe, Custodian”).

TWO ROADS SHARED TRUST

Anfield Universal Fixed Income Fund

____________________

 The offices of Gemini Fund Services, LLC

 80 Arkay Drive, Suite 110

Hauppauge, NY 11788

____________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

to be held on June 25, 2014

Notice is hereby given that Two Roads Shared Trust (the “Trust”) will hold a special meeting (the “Meeting”) of shareholders of the Anfield Universal Fixed Income Fund, a series of the Trust (the “Fund”), on June 25, 2014, beginning at 10:00 a.m. EST at the offices of the Trust’s administrator Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 for the following purposes:

1.

To approve a successor investment advisory agreement for the Fund.

2.

To transact such other business as may properly come before the Meeting or any adjournments thereof.

The attached Proxy Statement provides additional information about this Meeting. Shareholders of record of the Fund as of the close of business on May 8, 2014 are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof. Each share of the Fund is entitled to one vote, and a proportionate fractional vote for each fractional share held.

Whether or not you plan to attend the Meeting in person, please vote your shares. Please complete, sign and return the enclosed proxy card promptly or vote by telephone or Internet. Please read the enclosed Proxy Statement carefully before you vote.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to that proposal in accordance with applicable law to permit further solicitation of proxies.

PLEASE RESPOND—WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,

Richard A. Malinowski, Esq.

Secretary of the Trust

TWO ROADS SHARED TRUST

Anfield Universal Fixed Income Fund

____________________

SPECIAL MEETING OF SHAREHOLDERS

to be held on June 25, 2014

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PROXY STATEMENT

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GENERAL

This document is a proxy statement (the “Proxy Statement”). This Proxy Statement and enclosed proxy card(s) are being furnished to shareholders of the Anfield Universal Fixed Income Fund (the “Fund”), a series of Two Roads Shared Trust (the “Trust”) in connection with the approval of a new investment advisory agreement (the “Proposal”). This Proxy Statement sets forth concisely the information that shareholders should know in order to evaluate the Proposal. This Proxy Statement, the Notice of Meeting and the proxy card(s) are first being mailed to shareholders on or about May 22, 2014.

The Board of Trustees (the “Board,” the members of which are referred to as “Trustees”) of the Trust is soliciting proxies from shareholders on behalf of the Fund, for use at the Special Meeting of Shareholders, to be held at the offices of the Trust’s administrator Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, at 10:00 a.m., on June 25, 2014, and at any adjournments thereof (each, a “Meeting”).

The Board has fixed the close of business on May 8, 2014, as the record date for determination of shareholders entitled to notice of and to vote at the Meeting (the “Record Date”). If you owned shares of the Fund at the close of business on the Record Date, you are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof in proportion to the value of shares held on the Record Date.

At a Board meeting held on February 21, 2014, the Board approved and recommended that you vote FOR the Proposal. Management of the Fund knows of no business other than that mentioned in Item 1 of the Notice of Meeting, which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy card to vote in accordance with their best judgment.

It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety to help you decide how to vote on the Proposal.

THE FUND’S BOARD RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE MATTER MENTIONED IN ITEM 1 OF THE NOTICE OF MEETING.

This Proxy Statement should be kept for future reference. The most recent Annual Report and Semi-Annual Report of the Fund, including financial statements, have been mailed previously to shareholders. If you would like to receive an additional copy of the Annual Report free of charge, or copies of any subsequent shareholder report, visit www.AnfieldFunds.com, write to Anfield Universal Fixed Income Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street Suite 2, Omaha, Nebraska 68130, or call 1-866-866-4848.

PROPOSAL 1

APPROVAL OF A SUCCESSOR INVESTMENT ADVISORY AGREEMENT.

Anfield Capital Management, LLC (“Anfield”) managed the Fund’s investment portfolio on a day-to-day basis as the Fund’s sub-adviser from the Fund’s inception until February 28, 2014. On that date, Belvedere Asset Management, LLC (“Belvedere”), resigned its advisory position with the Fund to pursue other investment management endeavors. In addition, on March 31st, 2014 The Trosky Living Trust transferred its interest in Anfield to Anfield’s co-owner, Anfield Group, LLC. Because The Trosky Living Trust had a controlling interest in Anfield, this transfer may have resulted in the automatic termination of the Fund’s sub-advisory agreement with Anfield pursuant to the 1940 Act.

In light of these changes, at a special meeting of the Fund’s Board held on February 21, 2014, the Board concluded that it would be in the best interests of the Fund and its shareholders to engage Anfield as investment adviser to the Fund. An interim investment advisory agreement (the “Interim Agreement”) was approved by the Board (including a majority of the Independent Trustees) pursuant to Rule 15a-4 under the Investment Company Act of 1940 (the “1940 Act”).

Under Rule 15a-4, an investment adviser can serve pursuant to an interim investment advisory agreement for up to 150 days while a fund seeks shareholder approval of a new investment advisory agreement. The Interim Agreement has the same terms and conditions as the Fund’s prior investment advisory agreement with Belvedere (the “Belvedere Agreement”), except the Interim Agreement has lower fees and, as required by Rule 15a-4, a limited term of 150 days. The Interim Agreement took effect on March 1, 2014 and will terminate upon the sooner to occur of (i) July 29, 2014 or (ii) the approval by the Fund’s shareholders of an investment advisory agreement (the “Successor Agreement”) between the Fund and Anfield.  At its February 21, 2014 special meeting, the Board (including a majority of the Independent Trustees) recommended the approval of the Successor Agreement.

Pursuant to the Successor Agreement, Anfield will continue to manage the Fund’s investment portfolio on a day-to-day basis and provide the same level of management expertise and quality shareholder services. There will be no change in the Fund’s investment strategy or risk profile as a result of the change in investment adviser. The Successor Agreement will have the same terms and conditions as the Belvedere Agreement, except the Successor Agreement will have lower fees.

THE BOARD OF TRUSTEES OF THE FUND

RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

COMPARISON OF THE AGREEMENTS

The Belvedere Agreement was dated as of February 8, 2013 and was last approved by the Board on April 29, 2013. The Belvedere Agreement terminated on February 28, 2014 upon Belvedere’s resignation as investment adviser to the Fund. The Interim Agreement took effect on March 1, 2014 and will terminate upon the sooner to occur of (i) July 29, 2014 or (ii) the approval by the Fund’s shareholders of the Successor Agreement. Copies of the Belvedere Agreement, Interim Agreement and Successor Agreement are attached as Exhibit A, Exhibit B and Exhibit C, respectively. The Belvedere Agreement, Interim Agreement and Successor Agreement are referred to collectively as the “Agreements.”

The following comparison is only a summary; however, all material terms of the Agreements have been included in this summary. You should refer to Exhibit A, Exhibit B and Exhibit C, and the following description of the Agreements is qualified in its entirety by reference to these exhibits.

Advisory Services.  Under each of the Agreements, the Fund’s investment adviser is responsible for providing a program of continuous investment management for the Fund with regard to the Fund’s investment of its assets. The investment adviser manages the Fund in accordance with the Fund’s investment objectives, policies and limitations, making investment decisions for the Fund, and placing orders to purchase and sell investments for the Fund. In addition, each Agreement requires that the Fund’s investment adviser provide the office space, secretarial and clerical services and wire and telephone services necessary to provide investment advisory duties and, at its expense, employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under the respective Agreement and provide all services, equipment and facilities necessary to perform its obligations under such Agreement.

Advisory Fees. Under each Agreement, in consideration for the services provided by the investment adviser, the Fund pays the investment adviser a monthly fee on the first business day of each month (the “Advisory Fee”), computed at the following annual rates:

Belvedere Agreement:	Interim Agreement and Successor Agreement:

0.95%	0.80%

Limitation of Liability and Indemnification. Each Agreement provides that in the absence of willful misfeasance, bad faith, or gross negligence in performance of the investment adviser’s duties, or by reason of reckless disregard of the investment adviser’s obligations and duties under such Agreement, neither the investment adviser nor its members, officers, directors, or employees shall be subject to any liability for, or any damages, expenses or losses incurred in connection with, any act or omission or mistake in judgment connected with or arising out of any services rendered under the Agreement.

Duration and Termination. The Belvedere Agreement and Successor Agreement each provide that it would continue in effect for a period of no more than two years from its effective date and continue thereafter only so long as the continuance is specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Interim Agreement provides that it shall continue in effect until a date no later than 150 days from the date of termination of the Belvedere Agreement.

The Belvedere Agreement and Successor Agreement are each terminable without penalty by vote of a majority of the outstanding voting securities of the Fund, by the Board on 60 days’ written notice to the investment adviser, or by the investment adviser on 60 days’ written notice to the Trust. The Belvedere Agreement and Successor Agreement each also provide that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act. The Interim Agreement is terminable without penalty by a vote of a majority of the outstanding voting securities of the Fund or by the Board on not more than 10 calendar days’ written notice to Anfield.

BOARD CONSIDERATIONS

At a meeting of the Board of Trustees of the Fund held on February 21, 2014 (the “Meeting”), the Board, including a majority of the Independent Trustees, determined that it would be in the best interests of the Fund and its shareholders to recommend to the Fund’s shareholders the approval of the Successor Agreement.

In connection with the Board’s consideration of the Successor Agreement, the Board received written materials in advance of the Meeting, which included information regarding: (i) a description of Anfield’s investment management personnel; (ii) an overview of Anfield’s operations and financial condition; (iii) a comparison of the proposed advisory fee to be charged to the Fund with the fees charged to comparable mutual funds; (iv) a comparison of the Fund’s proposed overall fees and operating expenses with those of comparable mutual funds; (v) the anticipated level of profitability from Anfield’s fund-related operations; (vi) Anfield’s compliance policies and procedures, including policies and procedures for personal securities transactions; and (vii) information regarding the historical performance record of the Fund and separate account composites of Anfield having similar investment objectives as those of the Fund.  The Board also considered written materials that Anfield previously provided related to the approval of the Fund’s sub-advisory agreement with Anfield.

In its consideration of the Successor Agreement, the Board did not identify any single factor as controlling.  Matters considered by the Board in connection with its approval of the Successor Agreement included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by Anfield related to the proposed Successor Agreement, including (i) copies of the proposed Successor Agreement and the proposed Operating Expenses Limitation and Security Agreement; (ii) Anfield’s Form ADV Parts I & II; (iii) a description of the manner in which investment decisions are to be made and executed; (iv) a review of the professional personnel that would perform services for the Fund; (v) a review of Anfield’s financial condition; and (vi) Anfield’s compliance policies and procedures, including Anfield’s business continuity plan.  The Board also considered materials that Anfield previously provided related to the approval of the Fund’s sub-advisory agreement with Anfield.

In reaching their conclusions, the Board considered that since the Fund’s inception, Anfield has served as the Fund’s sub-adviser, and that Anfield proposed to manage the Fund as its investment adviser upon resignation of the Fund’s then-current investment adviser.  The Board noted that Anfield would continue to manage the Fund’s portfolio under the Successor Agreement.  The Board evaluated the prior experience and qualifications of Anfield’s portfolio management team and the historical performance of the Fund since inception, as well as the performance of separate accounts managed by Anfield with similar investment objectives as those of the Fund.  The Board noted that Anfield’s service to the Fund as the current sub-

adviser has been satisfactory. The Board also took into account the additional oversight, compliance and management functions that are required to be performed by an investment adviser.  The Board considered Anfield’s research capabilities, investment experience and compliance program and determined that Anfield has demonstrated that it could provide the necessary oversight of the Fund’s operations, in addition to the portfolio management responsibilities Anfield previously performed as the sub-adviser.

The Board also considered that Anfield’s co-owner was divesting its ownership interest in Anfield, which may result in a change in control of Anfield, and that in connection with this divestiture a portfolio manager would resign his position with the Fund.  The Board considered the depth and experience of Anfield’s staff and portfolio management team in the event that such a change occurred.

The Board concluded that Anfield had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the proposed Successor Agreement and that the nature, overall quality and extent of the investment advisory services to be provided by Anfield to the Fund were satisfactory and reliable.

Performance. The Board considered the performance of the Fund since its inception on July 1, 2013, as well as the performance of separate account composites of Anfield having similar investment objectives as those of the Fund since inception on January 1, 2009, each over various periods as of December 31, 2013 (the “Performance Information”).  The Board considered that the Fund had delivered positive returns since its inception that compared favorably to a representative broad-based benchmark index, the Barclays U.S. Intermediate Government Credit/Bond Index, as well as the Consumer Price Index and London Interbank Offered Rate. The Board similarly considered that Anfield’s separate account composites had outperformed each of these indices over the three- and five-year and since inception periods. The Board noted that over the one-year period, both of the composites outperformed the Barclays U.S. Intermediate Government Credit/Bond Index but one composite underperformed the Consumer Price Index and London Interbank Offered Rate. The Board concluded that the Performance Information was satisfactory, and further concluded that Anfield was expected to continue to obtain an acceptable level of investment return.

Fees and Expenses. As to the costs of the services to be provided and profits to be realized by Anfield, the Board discussed the proposed advisory fee and total operating expense data included in the written materials. The Board also reviewed the Fund’s proposed advisory fee and projected overall expenses compared to a peer group (the “Peer Group”) comprised of funds that Anfield selected from Morningstar categories representative of the Fund’s investment objectives and strategies.

The Board considered that Anfield was proposing an advisory fee of 0.80% of the Fund’s average daily net assets. The proposed fee was a reduction in the advisory fee from 0.95% of the Fund’s average daily net assets under the Belvedere Agreement. The Board considered the proposed fee against the Peer Group and noted that the Peer Group includes established funds of a larger scale relative to the Fund, and that although the Fund’s advisory fee was higher than the median, it was not the highest. The Board also considered the Fund’s proposed advisory fee and net expense ratio against a supplementary peer group comprised of smaller funds with more esoteric investment objectives that utilize alternative portfolio management techniques that Anfield also employs. The Board considered that against the supplementary peer group, the Fund’s proposed advisory fee was below the median. The Board also considered Anfield’s fees for its separate accounts, and noted that differences in these fees result from variations between the level of compliance and client services to be provided to the Fund and those separate accounts.  Further, the Board noted that Anfield had agreed to enter into an advisory fee waiver agreement for at least one year following the effective date of the Fund’s registration statement, such that the Fund’s advisory fee does not exceed 0.75% of the Fund’s average daily net assets.

The Board then considered that Anfield had agreed to waive or limit its advisory fee and/or reimburse expenses for at least one year following the effective date of the Fund’s registration statement to limit net annual operating expenses to 1.55%, 1.70%, 2.30%, 1.25% and 1.95% of the average net assets of the Fund’s Class A, Class A1, Class C, Class I and Class R Shares, respectively. The Board noted that these waivers and expense payments may be recouped by Anfield from the Fund, to the extent that overall expenses fall below specified limits, within three years of when the amounts were waived or recouped. The Board concluded that the proposed contractual advisory fees to be paid to Anfield and the proposed expense limitations were fair and reasonable.

Profitability. The Board reviewed and considered an estimated profitability report and analysis and selected financial information of Anfield that Anfield prepared. The Board concluded that based on the services to be provided and the projected growth of the Fund, the fees were reasonable and that anticipated profits from Anfield’s relationship with the Fund were not excessive.

Economies of Scale. The Board considered the extent to which the Fund would realize economies of scale as it grows and whether the proposed advisory fee reflects those economies of scale. The Board considered the Fund’s relative size and limited history of operations, and concluded that there are no economies of scale at this time, but the Board would reconsider the issue as appropriate.

Conclusion. The Board requested and received such information from Anfield as it believes to be reasonably necessary to evaluate the terms of the proposed Successor Agreement and Operating Expenses Limitation and Security Agreement, and the Board was assisted by the advice of independent counsel. The Board, including a majority of the Independent Trustees, approved and recommended that the shareholders of the Fund approve the Successor Agreement for an initial two-year term as it was determined to be in the best interests of the Fund and its shareholders.

ADDITIONAL INFORMATION PERTAINING TO ANFIELD

The following table sets forth the name, position and principal occupation of each chief executive officer and each director of Anfield as of as of April 1st, 2014. Each individual’s address is c/o Anfield Capital Management, LLC.  4695 MacArthur Court, Suite 430.  Newport Beach, California 92660.

Name	Principal Occupation at Anfield
David Young	Founder & Chief Executive Officer
Donald H. Putnam	Member, Board of Directors

There were no brokerage commissions paid by the Fund to affiliated brokers of Anfield for the fiscal year ended October 31, 2013.

THE BOARD OF TRUSTEES OF THE FUND

RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

OTHER MATTERS

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and the Fund, as applicable.

ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

The Trust does not hold regular annual shareholders’ meetings. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting.  Such shareholder proposals must be received a reasonable time before the date of a meeting of shareholders to be considered for inclusion in the proxy materials for that meeting. Timely submission of a proposal does not, however, guarantee that the proposal will be included. A shareholder who wishes to make a proposal at the next meeting of shareholders without including the proposal in the Trust’s proxy statement must notify the Secretary of the Trust in writing of such proposal within a reasonable time prior to the date of the meeting. If a shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Board for the next meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Shareholders may address correspondence that relates to the Fund, to the Board as a whole or to individual members and send such correspondence to the Board or to the Trustee, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska  68130. Upon receipt, all such shareholder correspondence will be directed to the appropriate Trustee or officer for review and consideration.

VOTING INFORMATION

Each share of the Fund is entitled to one vote on the Proposal, and a fractional share is entitled to a proportionate share of one vote. Any shareholder giving a proxy has the power to revoke it by mail (addressed to Anfield Universal Income Fund c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska  68130), by executing a proxy bearing a later date, or by attending and voting at the meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

Quorum

The presence at any meeting, in person or by proxy, of the holders of one-third of the shares of the Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business.

The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees that neither have received instructions from the beneficial owner or other persons entitled to vote nor have discretionary power to vote on a particular matter) and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Holders of record of the shares of the Fund at the close of business on May 8, 2014, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business at the Meeting. As of May 8, 2014, there were 2,027,291 shares of the Fund outstanding.

Voting Requirement

Passage of the Proposal requires the affirmative vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), which, for these purposes, is the vote of: (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

Adjournment

In the event that a quorum to transact business, the vote required to approve a Proposal is not obtained at the Meeting or such other reason as determined by the Chairman of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. An adjournment may be proposed on a per Proposal basis. In the absence of a quorum, the persons named as proxies will vote all shares represented by proxy and entitled to vote in favor of such adjournment. If a quorum is present but insufficient votes have been received to approve a Proposal, the persons named as proxies will vote in favor of such adjournment with respect to any Proposal those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment with respect to any Proposal those proxies required to be voted against that Proposal, provided that broker non-votes will be disregarded for this purpose.

Effect of Abstentions and Broker Non-Votes

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker “non-votes” will be treated as shares that are present for quorum purposes but which have not been voted. Abstentions and broker non-votes will effectively be a vote “against” Proposal 1, for which the required vote is a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act) for the Proposal to pass, which, for these purposes, is the vote of: (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less. Abstentions and broker non-votes will be disregarded for purposes of voting on adjournment. Accordingly, shareholders are urged to forward their voting instructions promptly.

OWNERSHIP OF THE FUND

Exhibit D sets forth the beneficial owners of more than 5% of the Fund’s shares. To the best of the Trust’s knowledge, as of May 15, 2014, no person owned beneficially more than 5% of outstanding shares of the Fund, except as stated in Exhibit D.

As of December 31, 2013, the Trustees and officers as a group own less than 1% of the outstanding shares of the Fund.

TRUSTEES AND OFFICERS OF THE TRUST

The name, address, position, principal occupations during the past five years, number of Funds overseen by and other directorships held during the past five years of the current Trustees of the Trust and the name, address, position and principal occupations during the past five years of the officers of the Trust are listed in Exhibit E.

COST AND METHOD OF PROXY SOLICITATION

 The Trust has engaged AST, a proxy solicitation firm (the “Proxy Solicitor”), to assist in the solicitation. The estimated fees anticipated to be paid to the Proxy Solicitor are approximately $3,000. The cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, Internet, telephone or telegraph will be borne equally by Anfield and the Fund. The solicitation of proxies will be largely by mail, but may include telephonic, electronic or oral communication by officers and service providers of the Fund, who will not be paid for these services, and/or by the Proxy Solicitor. Banks, brokerage houses, nominees and other fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners and obtain authorization for the execution of proxies. Anfield may reimburse brokers, banks and other fiduciaries for postage and reasonable expenses incurred by them in the forwarding of proxy material to beneficial owners.

SERVICE PROVIDERS

Investment Adviser

Anfield, a California limited liability company, has served as investment adviser to the Fund since March 1, 2014. Since the Fund’s inception, Anfield previously managed the Fund’s investment portfolio on a day-to-day basis as the Fund’s sub-adviser. Anfield offers a range of services to both private and institutional clients, including financial consulting and investment management. Anfield has the authority to manage the Fund in accordance with the investment objectives, policies and restrictions of the Fund and subject to general supervision of the Board. It also provides the Fund with ongoing management supervision, administration, and policy direction. Anfield is located at 4695 MacArthur Court, Suite 430, Newport Beach, California 92660.

Principal Underwriter

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an Underwriting Agreement (the “Underwriting Agreement”) with the Trust. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund’s shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of the Fund’s shares, will use its best efforts to distribute the Fund’s shares.

Custodian and Transfer Agent

Union Bank, N.A. (the “Custodian”) serves as the custodian of the Funds’ assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Fund. The Custodian’s responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from an Adviser. The Funds may employ foreign sub-custodians that are approved by the Board to hold foreign assets. The Custodian’s principal place of business is 350 California Street, 6th Floor, San Francisco, CA 94104.

Independent Registered Public Accounting Firm

McGladrey LLP, located at 555 17th Street, Suite 1000, Denver, CO 80202, serves as the independent registered public accounting firm for the current fiscal year.  The firm provides services including (i) audit of annual financial statements, (ii), assistance and consultation in connection with SEC filings and (iii) other audit related and tax services.

FINANCIAL STATEMENTS

Audited financial statements for the Trust appear in its Annual Report.

If you would like a copy of the Annual Report free of charge, or copies of any subsequent shareholder report, visit www.AnfieldFunds.com, write to Anfield Universal Fixed Income Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street Suite 2, Omaha, Nebraska 68130, or call 1-866-866-4848.

By Order of the Board of Trustees,

Richard A. Malinowski

Secretary

May 19, 2014

Please complete, date and sign the enclosed proxy card(s) and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.

INDEX OF EXHIBITS

EXHIBIT A

INVESTMENT ADVISORY AGREEMENT WITH BELVEDERE ASSET MANAGEMENT, LLC

EXHIBIT B

INTERIM INVESTMENT ADVISORY AGREEMENT

EXHIBIT C

SUCCESSOR INVESTMENT ADVISORY AGREEMENT WITH ANFIELD CAPITAL MANAGEMENT, LLC

EXHIBIT D

BENEFICIAL OWNERS OF TRUST SHARES

EXHIBIT E

TRUSTEES AND OFFICERS OF THE TRUST

EXHIBIT A

INVESTMENT ADVISORY AGREEMENT WITH BELVEDERE ASSET MANAGEMENT, LLC

AMENDED INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT (“Agreement”) made as of this 8th day of February, 2013, as amended on the 29th day of April, 2013, by and between Two Roads Shared Trust, a Delaware statutory trust (the “Trust”) on behalf of its series Anfield Universal Fixed Income Fund, and Belvedere Asset Management, LLC (the “Adviser”).

1. The Trust is an open-end investment company which has separate investment portfolios. This Agreement shall pertain to the Anfield Universal Fixed Income Fund (the “Fund”). The Trust engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objective and restrictions applicable to the Fund as specified in the Trust’s registration statement, as amended from time to time (the “Registration Statement”) under the Investment Company Act of 1940 (the “1940 Act”) and the Securities Act of 1933 (the “1933 Act”). Copies of the Registration Statement have been furnished to the Adviser. Any amendments to those documents shall be furnished to the Adviser promptly. Pursuant to a Distribution Contract (the “Distribution Contract”), between the Trust and the Trust’s principal underwriter (the “Distributor”), the Trust has employed the Distributor to serve as principal underwriter for the shares of beneficial interest of the Trust.

2. The Trust hereby appoints the Adviser to provide the investment advisory services specified in this Agreement and the Adviser hereby accepts such appointment.

3. (a) The Adviser shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement. The Adviser may from time to time seek research assistance and rely on investment management resources available to it through its affiliated companies, but in no case shall such reliance relieve the Adviser of any of its obligations hereunder, nor shall the Trust be responsible for any additional fees or expenses hereunder as a result.

(b) The Trust shall be responsible for all of its expenses and liabilities, including compensation of its Trustees who are not affiliated with the Adviser, the Distributor or any of their affiliates; taxes and governmental fees; interest charges; fees and expenses of the Trust’s independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of the Trust), transfer agent, registrar and dividend disbursing agent of the Trust; expenses of issuing, redeeming, registering and qualifying for sale shares of beneficial interest in  the Trust; expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders’ meetings; organizational expenses;  and  extraordinary  expenses. Notwithstanding the foregoing, the Trust may enter into a separate agreement, which shall be controlling over this Agreement, as amended, pursuant to which some or all of the foregoing expenses of this Section 3(b) shall be the responsibility of the other party or parties to that agreement.

4. (a) Subject to the supervision of the Trustees of the Trust, the Adviser will: (a) provide a program of continuous investment management for the Fund with regard to the Fund’s investment of its assets (the “Portfolio”) in accordance with the Fund’s investment objectives, policies and limitations as stated in the Fund’s prospectus and statement of additional information included as part of the Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as they may be amended from time to time, copies of which shall be provided to the Adviser by the Trust; (b) make investment decisions for the Fund, including, but not limited to, the selection and management of investment sub-advisers for the Fund, in which case any of the duties of the Adviser set forth herein may be delegated to such investment sub- advisers subject to approval by the Trust’s board of trustees (“Board of Trustees”); (c) if investment sub-advisers are appointed with respect to the Fund, monitor and evaluate the performance of the investment sub-advisers under their respective sub-advisory agreements in light of the investment objectives and policies of the Fund, and render to the Trustees such periodic and special reports related to such performance monitoring as the Trustees may reasonably request, and analyze and recommend changes in investment sub-advisers as the Adviser may deem appropriate; (d) place orders to purchase and sell investments for the Fund; and (e) provide office space, secretarial and clerical services and wire and telephone services necessary to provide the investment advisory duties set forth in this Section 4.

In performing its investment management services to the Fund under the terms of this Agreement, the Adviser will provide the Fund with ongoing investment guidance and policy direction.

The Adviser further agrees that, in performing its duties hereunder, it will:

(a) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code of 1986, as amended (the  “Code”) and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Board of Trustees;

(b) use reasonable efforts to manage the Portfolio so that the Fund will qualify, and continue to qualify, as regulated investment companies under Subchapter M of the Code and regulations issued thereunder;

(c) place orders pursuant to its investment determinations for the Fund in accordance with applicable policies expressed in the Fund’s Registration  Statement, established through written guidelines determined by the Trust and provided to the Adviser, and in accordance with applicable legal requirements;

(d) furnish to the Trust whatever statistical information the Trust may reasonably request with respect to the Fund. In addition, the Adviser will keep the Trust and the Trustees informed of developments materially affecting the Fund and shall, on the Adviser’s own initiative, furnish to the Trust from time to time whatever information the Adviser believes appropriate for this purpose;

(e) make available to the Trust, promptly upon its request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist the Trust in its compliance with applicable laws and regulations. The Adviser will furnish the Trustees with such periodic and special reports regarding the Fund as they may reasonably request;

(f) meet quarterly with the Trust’s Board of Trustees to explain its investment management activities, and any reports related to the Fund as may reasonably be requested by the Trust;

(g) immediately notify the Trust in the event that the Adviser or any of its affiliates:

(1) becomes aware that it is subject to a statutory disqualification that prevents the Adviser from serving as investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Adviser further agrees to notify the Trust immediately of any material fact known to the Adviser respecting or relating to the Adviser that is not contained in the Registration Statement regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect; and

(h) in making investment decisions for the Fund, use no material non-public information that may be in its possession or in the possession of any of its affiliates, nor will the Adviser seek to obtain any such information.

5. The Adviser shall give the Trust the benefit of the Adviser’s best judgment and efforts in rendering services under this Agreement. The Adviser may rely on information reasonably believed by it to be accurate and reliable. As an inducement for the Adviser’s undertaking to render services under this Agreement, the Trust agrees that neither the Adviser nor its members, officers, directors, or employees shall be subject to any liability for, or any damages, expenses or losses incurred in connection with, any act or omission or mistake in judgment connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in performance of the Adviser’s duties, or by reason of reckless disregard of the Adviser’s obligations and duties under this Agreement. This provision shall govern only the liability to the Trust of the Adviser and that of its members, officers, directors, and employees, and shall in no way govern the liability to the Trust or the Adviser or provide a defense for any other person including persons that provide services for the Fund as described in this Agreement.

6. In consideration of the services to be rendered by the Adviser under this Agreement, the Fund shall pay the Adviser a monthly fee on the first business day of each month, based upon the average daily value (as determined on each business day at the time set forth in the then- current prospectus for determining net asset value per share) of the net assets of the Fund, during the preceding month, at the annual rate provided for in Exhibit A.

If the fees payable to the Adviser pursuant to this Section 6 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of the Fund shall be computed in the manner specified in the then-current prospectus for the computation of net asset value. For purposes of this Agreement, a “business day” is any day a Fund is open for business or as otherwise provided in the Trust’s prospectus.

7. (a) This Agreement shall become effective with respect to the Fund on February 8, 2013 (and, with respect to any amendment, the date of the amendment) and shall continue in effect with respect to the Fund for a period of more than two years from that date and shall continue thereafter only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Trust’s Board of Trustees and (ii) by the vote, cast in person at a meeting called for such purpose, of a majority of the Trust’s trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party.

(b) This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by a vote of a majority of the Trust’s entire Board of Trustees on 60 days’ written notice to the Adviser or by the Adviser on 60 days’ written notice to the Trust. This Agreement (or any supplement hereto) shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

8. Except to the extent necessary to perform the Adviser’s obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

9. The investment management services of the Adviser to the Trust under this Agreement are not to be deemed exclusive as to the Adviser and the Adviser will be free to render similar services to others.

10. It is understood that the names “Belvedere Asset Management, LLC” or “Belvedere” or any derivative thereof or logo associated with those names and other servicemarks and trademarks owned by the Adviser or its affiliates are the valuable property of the Adviser and its affiliates, and that the Trust and/or the Fund may use such names (or derivatives or logos) only as permitted by the Adviser.

11. Notices of any kind to be given to the Adviser by the Trust shall be in writing and shall be duly given if mailed or delivered to the Adviser at 610 Newport Center Drive, Suite 600, Newport, CA 92660, or to such other address or to such individual as shall be specified by the Adviser. Notices of any kind to be given to the Trust by the Adviser shall be in writing and shall be duly given if mailed or delivered to 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, or to such other address or to such individual as shall be specified by the Trust.

12. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

13. This Agreement shall be construed in accordance with the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

(a) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

(b) The captions in this Agreement are included for convenience only and in no way define any of the provisions hereof or otherwise affect their construction or effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

TWO ROADS SHARED TRUST,

On behalf of the Anfield Universal Fixed Income Fund

By:  /s/ Andrew Rogers

 Name: Andrew Rogers

Title:   President

BELVEDERE ASSET MANAGEMENT, LLC

By:  /s/ Keith Pagan

Name: Keith Pagan

Title:   Chief Executive Officer

INVESTMENT ADVISORY AGREEMENT

EXHIBIT A

(amended as of April 29, 2013)

Two Roads Shared Trust

FUND	INVESTMENT ADVISORY AGREEMENT
Anfield Universal Fixed Income Fund	0.95%

EXHIBIT B

INTERIM INVESTMENT ADVISORY AGREEMENT

INTERIM INVESTMENT ADVISORY AGREEMENT (“Agreement”) made as of this 28th day of February, 2014 by and between Two Roads Shared Trust, a Delaware statutory trust (the “Trust”), and Anfield Capital Management, LLC (the “Adviser”).

1.The Trust is an open-end investment company which has separate investment portfolios. This Agreement shall pertain to the ANFIELD UNIVERSAL FIXED INCOME FUND (the “Fund”). The Trust engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objective and restrictions applicable to the Fund as specified in the Trust’s registration statement, as amended from time to time (the “Registration Statement”) under the Investment Company Act of 1940 (the “1940 Act”) and the Securities Act of 1933 (the “1933 Act”). Copies of the Registration Statement have been furnished to the Adviser. Any amendments to those documents shall be furnished to the Adviser promptly. Pursuant to a Distribution Contract (the “Distribution Contract”), between the Trust and the Trust’s principal underwriter (the “Distributor”), the Trust has employed the Distributor to serve as principal underwriter for the shares of beneficial interest of the Trust.

2.The Trust hereby appoints the Adviser to provide the investment advisory services specified in this Agreement and the Adviser hereby accepts such appointment.

3.(a) The Adviser shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement. The Adviser may from time to time seek research assistance and rely on investment management resources available to it through its affiliated companies, but in no case shall such reliance relieve the Adviser of any of its obligations hereunder, nor shall the Trust be responsible for any additional fees or expenses hereunder as a result.

(b) The Trust shall be responsible for all of its expenses and liabilities, including compensation of its Trustees who are not affiliated with the Adviser, the Distributor or any of their affiliates; taxes and governmental fees; interest charges; fees and expenses of the Trust’s independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of the Trust), transfer agent, registrar and dividend disbursing agent of the Trust; expenses of issuing, redeeming, registering and qualifying for sale shares of beneficial interest in the Trust; expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders’ meetings; organizational expenses; and extraordinary expenses. Notwithstanding the foregoing, the Trust may enter into a separate agreement, which shall be controlling over this Agreement, as amended, pursuant to which some or all of the foregoing expenses of this Section 3(b) shall be the responsibility of the other party or parties to that agreement.

4.(a) Subject to the supervision of the Trustees of the Trust, the Adviser will: (a) provide a program of continuous investment management for the Fund with regard to the Fund’s investment of its assets (the “Portfolio”) in accordance with the Fund’s investment objectives, policies and limitations as stated in the Fund’s Prospectus and statement of additional information included as part of the Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as they may be amended from time to time, copies of which shall be provided to the Adviser by the Trust; (b) make investment decisions for the Fund, including, but not limited to, the selection and management of investment sub-advisers for the Fund, in which case any of the duties of the Adviser set forth herein may be delegated to such investment sub- advisers subject to approval by the Trust’s board of trustees (“Board of Trustees”); (c) if investment sub-advisers are appointed with respect to the

Fund, monitor and evaluate the performance of the investment sub-advisers under their respective sub-advisory agreements in light of the investment objectives and policies of the Fund, and render to the Trustees such periodic and special reports related to such performance monitoring as the Trustees may reasonably request, and analyze and recommend changes in investment sub-advisers as the Adviser may deem appropriate; (d) place orders to purchase and sell investments for the Fund; and (e) provide office space, secretarial and clerical services and wire and telephone services necessary to provide the investment advisory duties set forth in this Section 4.

In performing its investment management services to the Fund under the terms of this Agreement, the Adviser will provide the Fund with ongoing investment guidance and policy direction.

The Adviser further agrees that, in performing its duties hereunder, it will:

(a)comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code of 1986, as amended (the “Code”) and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Board of Trustees;

(b)use reasonable efforts to manage the Portfolio so that the Fund will qualify, and continue to qualify, as regulated investment companies under Subchapter M of the Code and regulations issued thereunder;

(c)place orders pursuant to its investment determinations for the Fund in accordance with applicable policies expressed in the Fund’s Registration Statement, established through written guidelines determined by the Trust and provided to the Adviser, and in accordance with applicable legal requirements;

(d)furnish to the Trust whatever statistical information the Trust may reasonably request with respect to the Fund. In addition, the Adviser will keep the Trust and the Trustees informed of developments materially affecting the Fund and shall, on the Adviser’s own initiative, furnish to the Trust from time to time whatever information the Adviser believes appropriate for this purpose;

(e)make available to the Trust, promptly upon its request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist the Trust in its compliance with applicable laws and regulations. The Adviser will furnish the Trustees with such periodic and special reports regarding the Fund as they may reasonably request;

(f)meet quarterly with the Trust’s Board of Trustees to explain its investment management activities, and any reports related to the Fund as may reasonably be requested by the Trust;

(g)immediately notify the Trust in the event that the Adviser or any of its affiliates:

(1) becomes aware that it is subject to a statutory disqualification that prevents the Adviser from serving as investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Adviser further agrees to notify the Trust immediately of any material fact known to the Adviser respecting or relating to the Adviser that is not contained in the Registration Statement regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect;

(h)in making investment decisions for the Fund, use no material non-public information that may be in its possession or in the possession of any of its affiliates, nor will the Adviser seek to obtain any such information; and

(i)comply with any procedures adopted by the Trust, including the Trust’s policy on the disclosure of portfolio holdings of the Fund (the “Portfolio Holdings Disclosure Policy”), as provided in writing to the Adviser and as may be amended from time to time. Compliance with the Portfolio Holdings Disclosure Policy includes the requirement that information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed subject to conditions designed to protect the confidentiality of such information.

5.The Adviser shall give the Trust the benefit of the Adviser’s best judgment and efforts in rendering services under this Agreement. The Adviser may rely on information reasonably believed by it to be accurate and reliable. As an inducement for the Adviser’s undertaking to render services under this Agreement, the Trust agrees that neither the Adviser nor its members, officers, directors, or employees shall be subject to any liability for, or any damages, expenses or losses incurred in connection with, any act or omission or mistake in judgment connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in performance of the Adviser’s duties, or by reason of reckless disregard of the Adviser’s obligations and duties under this Agreement. This provision shall govern only the liability to the Trust of the Adviser and that of its members, officers, directors, and employees, and shall in no way govern the liability to the Trust or the Adviser or provide a defense for any other person including persons that provide services for the Fund as described in this Agreement.

6.In consideration of the services to be rendered by the Adviser under this Agreement, the Fund shall pay the Adviser a monthly fee on the first business day of each month, based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund, during the preceding month, at the annual rates provided for in Exhibit A, as such Exhibit A may be amended from time to time.

The fee to be received by the Adviser under this Agreement will be no greater than the fee received by the Adviser under the Prior Advisory Agreement. The fee earned under this Agreement will be computed daily and held in an interest-bearing escrow account with the Trust's custodian or a bank.  If a majority of each Fund's outstanding voting securities approve a long-term advisory agreement with the Adviser by the end of the duration of this Agreement, the amount in the escrow account, including interest earned, will be paid to the Adviser.  If a majority of a Fund's outstanding voting securities do not approve a long-term advisory agreement with the Adviser, the Adviser will be paid with respect to such Fund, out of the escrow account, the lesser of:  any costs incurred in performing this Agreement (plus interest earned on that amount while in escrow); or the total amount in the escrow account (plus interest earned).

If this Agreement is terminated prior to the end of any calendar month, the fee, subject to the escrow provisions of this Section, shall be pro-rated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which this Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination. For purposes of calculating the monthly fees, the value of the net assets of the Fund shall be computed in the manner specified in the Prospectus for the computation of net asset value. For purposes of this Agreement, a “business day” is any day a Fund is open for business or as otherwise provided in the Trust’s Prospectus.

7.(a) This Agreement shall become effective with respect to the Fund immediately upon termination of the Prior Advisory Agreement (the “Effective Date”) and shall continue in effect until a date no later than 150 days from the Effective Date.

(b) This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by a vote of a majority of the Trust’s entire Board of Trustees on not more than 10 calendar days’ written notice to the Adviser.

8.Except to the extent necessary to perform the Adviser’s obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

9.The investment management services of the Adviser to the Trust under this Agreement are not to be deemed exclusive as to the Adviser and the Adviser will be free to render similar services to others.

10.It is understood that the names “Anfield Capital Management, LLC” or “Anfield” or any derivative thereof or logo associated with those names and other servicemarks and trademarks owned by the Adviser or its affiliates are the valuable property of the Adviser and its affiliates, and that the Trust and/or the Fund may use such names (or derivatives or logos) only as permitted by the Adviser.

11.Notices of any kind to be given to the Adviser by the Trust shall be in writing and shall be duly given if mailed or delivered to the Adviser at 4695 MacArthur Court, Suite 430, Newport Beach, CA 92660, or to such other address or to such individual as shall be specified by the Adviser. Notices of any kind to be given to the Trust by the Adviser shall be in writing and shall be duly given if mailed or delivered to 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, or to such other address or to such individual as shall be specified by the Trust.

12.This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

13.This Agreement shall be construed in accordance with the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

(a)If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

(b)The captions in this Agreement are included for convenience only and in no way define any of the provisions hereof or otherwise affect their construction or effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

TWO ROADS SHARED TRUST,

On behalf of the Anfield Universal Fixed Income Fund

By:/s/ Andrew Rogers

Name: Andrew Rogers

Title: President

ANFIELD CAPITAL MANAGEMENT, LLC

By: /s/ David Young

Name: David Young

Title: Chief Executive Officer

Investment Advisory Agreement

EXHIBIT A

(as of February 21, 2014)

Two Roads Shared Trust

Fund	Investment Advisory Fee
Anfield Universal Fixed Income Fund	0.80%

EXHIBIT C

SUCCESSOR INVESTMENT ADVISORY AGREEMENT WITH ANFIELD CAPITAL MANAGEMENT, LLC

INVESTMENT ADVISORY AGREEMENT made as of this 14th day of May, 2014 by and between Two Roads Shared Trust, a Delaware statutory trust (the “Trust”), and Anfield Capital Management, LLC (the “Adviser”).

1. The Trust is an open-end investment company which has separate investment portfolios. This Agreement shall pertain to the ANFIELD UNIVERSAL FIXED INCOME FUND (the “Fund”). The Trust engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objective and restrictions applicable to the Fund as specified in the Trust’s registration statement, as amended from time to time (the “Registration Statement”) under the Investment Company Act of 1940 (the “1940 Act”) and the Securities Act of 1933 (the “1933 Act”). Copies of the Registration Statement have been furnished to the Adviser. Any amendments to those documents shall be furnished to the Adviser promptly. Pursuant to a Distribution Contract (the “Distribution Contract”), between the Trust and the Trust’s principal underwriter (the “Distributor”), the Trust has employed the Distributor to serve as principal underwriter for the shares of beneficial interest of the Trust.

2. The Trust hereby appoints the Adviser to provide the investment advisory services specified in this Agreement and the Adviser hereby accepts such appointment.

3. (a) The Adviser shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement. The Adviser may from time to time seek research assistance and rely on investment management resources available to it through its affiliated companies, but in no case shall such reliance relieve the Adviser of any of its obligations hereunder, nor shall the Trust be responsible for any additional fees or expenses hereunder as a result.

(b) The Trust shall be responsible for all of its expenses and liabilities, including compensation of its Trustees who are not affiliated with the Adviser, the Distributor or any of their affiliates; taxes and governmental fees; interest charges; fees and expenses of the Trust’s independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of the Trust), transfer agent, registrar and dividend disbursing agent of the Trust; expenses of issuing, redeeming, registering and qualifying for sale shares of beneficial interest in the Trust; expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders’ meetings; organizational expenses; and extraordinary expenses. Notwithstanding the foregoing, the Trust may enter into a separate agreement, which shall be controlling over this Agreement, as amended, pursuant to which some or all of the foregoing expenses of this Section 3(b) shall be the responsibility of the other party or parties to that agreement.

4. (a) Subject to the supervision of the Trustees of the Trust, the Adviser will: (a) provide a program of continuous investment management for the Fund with regard to the Fund’s investment of its assets (the “Portfolio”) in accordance with the Fund’s investment objectives, policies and limitations as stated in the Fund’s Prospectus and statement of additional information included as part of the Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as they may be amended from time to time, copies of which shall be provided to the Adviser by the Trust; (b) make investment decisions for the Fund, including, but not limited to, the selection and management of investment sub-advisers for the Fund, in which case any of the duties of the Adviser set forth herein may be delegated to such investment sub- advisers subject to approval by the Trust’s board of trustees (“Board of Trustees”); (c) if investment sub-advisers are appointed with respect to the

Fund, monitor and evaluate the performance of the investment sub-advisers under their respective sub-advisory agreements in light of the investment objectives and policies of the Fund, and render to the Trustees such periodic and special reports related to such performance monitoring as the Trustees may reasonably request, and analyze and recommend changes in investment sub-advisers as the Adviser may deem appropriate; (d) place orders to purchase and sell investments for the Fund; and (e) provide office space, secretarial and clerical services and wire and telephone services necessary to provide the investment advisory duties set forth in this Section 4.

In performing its investment management services to the Fund under the terms of this Agreement, the Adviser will provide the Fund with ongoing investment guidance and policy direction.

The Adviser further agrees that, in performing its duties hereunder, it will:

(j) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code of 1986, as amended (the “Code”) and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Board of Trustees;

(k)use reasonable efforts to manage the Portfolio so that the Fund will qualify, and continue to qualify, as regulated investment companies under Subchapter M of the Code and regulations issued thereunder;

(l) place orders pursuant to its investment determinations for the Fund in accordance with applicable policies expressed in the Fund’s Registration Statement, established through written guidelines determined by the Trust and provided to the Adviser, and in accordance with applicable legal requirements;

(m) furnish to the Trust whatever statistical information the Trust may reasonably request with respect to the Fund. In addition, the Adviser will keep the Trust and the Trustees informed of developments materially affecting the Fund and shall, on the Adviser’s own initiative, furnish to the Trust from time to time whatever information the Adviser believes appropriate for this purpose;

(n) make available to the Trust, promptly upon its request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist the Trust in its compliance with applicable laws and regulations. The Adviser will furnish the Trustees with such periodic and special reports regarding the Fund as they may reasonably request;

(o) meet quarterly with the Trust’s Board of Trustees to explain its investment management activities, and any reports related to the Fund as may reasonably be requested by the Trust;

(p) immediately notify the Trust in the event that the Adviser or any of its affiliates:

(1) becomes aware that it is subject to a statutory disqualification that prevents the Adviser from serving as investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Adviser further agrees to notify the Trust immediately of any material fact known to the Adviser respecting or relating to the Adviser that is not contained in the Registration Statement regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect;

(q) in making investment decisions for the Fund, use no material non-public information that may be in its possession or in the possession of any of its affiliates, nor will the Adviser seek to obtain any such information; and

(r) comply with any procedures adopted by the Trust, including the Trust’s policy on the disclosure of portfolio holdings of the Fund (the “Portfolio Holdings Disclosure Policy”), as provided in writing to the Adviser and as may be amended from time to time. Compliance with the Portfolio Holdings Disclosure Policy includes the requirement that information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed subject to conditions designed to protect the confidentiality of such information.

5. The Adviser shall give the Trust the benefit of the Adviser’s best judgment and efforts in rendering services under this Agreement. The Adviser may rely on information reasonably believed by it to be accurate and reliable. As an inducement for the Adviser’s undertaking to render services under this Agreement, the Trust agrees that neither the Adviser nor its members, officers, directors, or employees shall be subject to any liability for, or any damages, expenses or losses incurred in connection with, any act or omission or mistake in judgment connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in performance of the Adviser’s duties, or by reason of reckless disregard of the Adviser’s obligations and duties under this Agreement. This provision shall govern only the liability to the Trust of the Adviser and that of its members, officers, directors, and employees, and shall in no way govern the liability to the Trust or the Adviser or provide a defense for any other person including persons that provide services for the Fund as described in this Agreement.

6. In consideration of the services to be rendered by the Adviser under this Agreement, the Fund shall pay the Adviser a monthly fee on the first business day of each month, based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund, during the preceding month, at the annual rates provided for in Exhibit A, as such Exhibit A may be amended from time to time.

7. (a) This Agreement shall become effective with respect to the Fund by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund (and, with respect to any amendment, the date of the amendment) and shall continue in effect with respect to the Fund for a period of more than two years from that date and shall continue thereafter only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Trust’s Board of Trustees and (ii) by the vote, cast in person at a meeting called for such purpose, of a majority of the Trust’s trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party.

(b) This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by a vote of a majority of the Trust’s entire Board of Trustees on 60 days’ written notice to the Adviser or by the Adviser on 60 days’ written notice to the Trust. This Agreement (or any supplement hereto) shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

8. Except to the extent necessary to perform the Adviser’s obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

9. The investment management services of the Adviser to the Trust under this Agreement are not to be deemed exclusive as to the Adviser and the Adviser will be free to render similar services to others.

10. It is understood that the names “Anfield Capital Management, LLC” or “Anfield” or any derivative thereof or logo associated with those names and other servicemarks and trademarks owned by the Adviser or its affiliates are the valuable property of the Adviser and its affiliates, and that the Trust and/or the Fund may use such names (or derivatives or logos) only as permitted by the Adviser.

11. Notices of any kind to be given to the Adviser by the Trust shall be in writing and shall be duly given if mailed or delivered to the Adviser at 4695 MacArthur Court, Suite 430, Newport Beach, CA 92660, or to such other address or to such individual as shall be specified by the Adviser. Notices of any kind to be given to the Trust by the Adviser shall be in writing and shall be duly given if mailed or delivered to 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, or to such other address or to such individual as shall be specified by the Trust.

12. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

13. This Agreement shall be construed in accordance with the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

(a) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

(b) The captions in this Agreement are included for convenience only and in no way define any of the provisions hereof or otherwise affect their construction or effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

TWO ROADS SHARED TRUST,

On behalf of the Anfield Universal Fixed Income Fund

By: /s/ Andrew Rogers

Name: Andrew Rogers

Title: President

ANFIELD CAPITAL MANAGEMENT, LLC

By:/s/ David Young

Name: David Young

Title: Chief Executive Officer

Investment Advisory Agreement

EXHIBIT A

(as of February 21, 2014)

Two Roads Shared Trust

Fund	Investment Advisory Fee
Anfield Universal Fixed Income Fund	0.80%

EXHIBIT D

BENEFICIAL OWNERS OF FUND SHARES

As of May 15, 2014, the following persons owned of record or beneficially 5% or more of the Fund:

Name & Address	Percentage of Fund Share Class	Shares Beneficially Owned
Class I Shares
CHARLES SCHWAB & CO 211 MAIN STREET SAN FRANCISCO, CA 94105	59.48%	1,231,902
Class A Shares
CHARLES SCHWAB & CO 211 MAIN STREET SAN FRANCISCO, CA 94105	99.97%	3,081
Class A1 Shares
YOUNG, DAVID 4695 MACARTHUR COURT STE 430 NEWPORT BEACH, CA 92660	100.00%	1
Class C Shares
YOUNG, DAVID 4695 MACARTHUR COURT STE 430 NEWPORT BEACH, CA 92660	100.00%	1
Class R Shares
YOUNG, DAVID 4695 MACARTHUR COURT STE 430 NEWPORT BEACH, CA 92660	100.00%	1

The Trust knows of no other person who owns beneficially or of record more than 5% of the outstanding shares of the Fund.

EXHIBIT E

TRUSTEES AND OFFICERS OF THE TRUST

Trustees and Officers.  The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below.   Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska  68130.

Independent Trustees

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee, Valuation Committee Chairman	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2007); Managing Director, Rabobank International (2006-2007)	8	Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee, Audit Committee Chairman	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (since 1985)	8	Schroder Global Series Trust (since 2012); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013)
Neil M. Kaufman Year of Birth: 1960	Trustee	Indefinite, Since 2012	Partner, Abrams Fensterman, Fensterman, Eisman, Formato, Ferrara & Einiger, LLP (since 2011); Partner, Davidoff, Malito & Hutcher, LLP (2004-2010)	8	None
Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Assistant Professor, University of Washington School of Law (since 2010); Partner, Howard Rice, P.C. (2007-2010); Associate, Howard Rice, P.C. (2002-2007)	8	None

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	President Since Inception

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Richard A. Malinowski 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1983	Secretary Since 2013

Assistant Vice President, Gemini Fund Services, LLC, (2012 – present); Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011-2012); Senior Specialist, BNY Mellon Investment Servicing (US), Inc.(formerly PNC Global Investment Servicing (US) Inc.) (2008-2011).

			N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	Treasurer Since Inception	Vice President from 2004 to Present; Senior Fund Administrator from 1999 to 2004, Gemini Fund Services, LLC.	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception

Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 - present); Compliance Officer, Mick & Associates (August, 2009 - September 2011); Assistant Director, FINRA (January 2000 – August 2009).

			N/A	N/A

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